Exhibit 99.1
ascena retail group, inc.
Recast Segment Information (unaudited)
For Fiscal 2016 and Fiscal 2015

	Fiscal Year Ended July 30, 2016					Fiscal Year Ended July 25, 2015
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total
Net sales:	(millions)					(millions)
Premium Fashion:
ANN (a)	$501.2	$637.5	$575.1	$617.1	$2,330.9	$—	$—	$—	$—	$—
Total Premium Fashion	501.2	637.5	575.1	617.1	2,330.9	—	—	—	—	—

Value Fashion:
maurices	282.7	291.6	269.4	257.6	1,101.3	251.9	279.8	274.9	254.0	1,060.6
dressbarn	247.4	221.6	241.5	282.8	993.3	259.6	230.4	244.3	289.3	1,023.6
Total Value Fashion	530.1	513.2	510.9	540.4	2,094.6	511.5	510.2	519.2	543.3	2,084.2

Plus Fashion:
Lane Bryant	256.2	282.3	273.9	317.9	1,130.3	245.7	279.5	278.7	292.0	1,095.9
Catherines	79.1	81.3	80.5	92.4	333.3	80.0	85.0	88.6	92.4	346.0
Total Plus Fashion	335.3	363.6	354.4	410.3	1,463.6	325.7	364.5	367.3	384.4	1,441.9

Kids Fashion:
Justice	305.4	327.5	228.9	244.5	1,106.3	357.0	413.9	263.8	242.1	1,276.8
Total Kids Fashion	305.4	327.5	228.9	244.5	1,106.3	357.0	413.9	263.8	242.1	1,276.8

Total net sales	$1,672.0	$1,841.8	$1,669.3	$1,812.3	$6,995.4	$1,194.2	$1,288.6	$1,150.3	$1,169.8	$4,802.9

Operating (loss) income:
Premium Fashion:
ANN (a)	$(48.1)	$(5.8)	$21.5	$45.7	$13.3	$—	$—	$—	$—	$—
Total Premium Fashion	(48.1)	(5.8)	21.5	45.7	13.3	—	—	—	—	—

Value Fashion:
maurices	39.7	26.8	34.3	4.8	105.6	26.9	29.2	47.4	22.4	125.9
dressbarn	(4.7)	(28.1)	1.6	17.6	(13.6)	8.1	(15.2)	(6.3)	24.1	10.7
Total Value Fashion	35.0	(1.3)	35.9	22.4	92.0	35.0	14.0	41.1	46.5	136.6

Plus Fashion:
Lane Bryant	(1.4)	(6.1)	10.9	17.2	20.6	(8.6)	(10.0)	6.9	(296.3)	(308.0)
Catherines	4.8	(0.8)	6.3	6.0	16.3	7.9	5.3	8.5	9.3	31.0
Total Plus Fashion	3.4	(6.9)	17.2	23.2	36.9	(0.7)	(4.7)	15.4	(287.0)	(277.0)

Kids Fashion:
Justice	40.2	13.2	(8.8)	(15.6)	29.0	40.8	12.6	(17.5)	(98.7)	(62.8)
Total Kids Fashion	40.2	13.2	(8.8)	(15.6)	29.0	40.8	12.6	(17.5)	(98.7)	(62.8)

Unallocated acquisition and integration expenses	(42.5)	(16.0)	(8.4)	(10.5)	(77.4)	(9.0)	(5.3)	(4.6)	(12.8)	(31.7)

Total operating (loss) income	$(12.0)	$(16.8)	$57.4	$65.2	$93.8	$66.1	$16.6	$34.4	$(352.0)	$(234.9)

Depreciation and amortization expense:
Premium Fashion:
ANN (a)	$27.7	$32.8	$33.6	$33.9	$128.0	$—	$—	$—	$—	$—
Total Premium Fashion	27.7	32.8	33.6	33.9	128.0	—	—	—	—	—

Value Fashion:
maurices	11.6	12.2	12.6	14.9	51.3	10.6	10.4	10.7	11.6	43.3
dressbarn	13.4	13.6	13.2	15.0	55.2	11.8	12.8	12.8	13.3	50.7
Total Value Fashion	25.0	25.8	25.8	29.9	106.5	22.4	23.2	23.5	24.9	94.0

Plus Fashion:
Lane Bryant	10.5	10.7	10.5	11.3	43.0	11.6	11.4	12.0	11.8	46.8
Catherines	2.3	2.3	2.1	2.4	9.1	1.7	1.7	2.0	1.8	7.2
Total Plus Fashion	12.8	13.0	12.6	13.7	52.1	13.3	13.1	14.0	13.6	54.0

Kids Fashion:
Justice	17.0	17.8	17.9	19.4	72.1	14.8	15.7	19.4	20.3	70.2
Total Kids Fashion	17.0	17.8	17.9	19.4	72.1	14.8	15.7	19.4	20.3	70.2

Total depreciation and amortization expense	$82.5	$89.4	$89.9	$96.9	$358.7	$50.5	$52.0	$56.9	$58.8	$218.2

(a) The acquisition of ANN was consummated on August 21, 2015, and therefore, amounts for ANN are not included in the Fiscal 2015 amounts. The results of ANN for the post-acquisition period from August 22, 2015 through July 30, 2016 are included within the Company's consolidated results of operations for Fiscal 2016.

ascena retail group, inc.
Recast Segment Information, continued (unaudited)
For Fiscal 2016 and Fiscal 2015

	Fiscal Year Ended July 30, 2016					Fiscal Year Ended July 25, 2015
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total
	(millions)					(millions)
Long-lived tangible asset impairments:
Premium Fashion:
ANN (a)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Total Premium Fashion	—	—	—	—	—	—	—	—	—	—

Value Fashion:
maurices	0.6	0.6	0.7	0.3	2.2	0.8	0.7	0.5	0.6	2.6
dressbarn	1.0	2.5	1.1	1.3	5.9	0.1	0.3	0.2	0.6	1.2
Total Value Fashion	1.6	3.1	1.8	1.6	8.1	0.9	1.0	0.7	1.2	3.8

Plus Fashion:
Lane Bryant	—	0.9	0.4	1.5	2.8	0.2	0.4	—	—	0.6
Catherines	—	—	—	—	—	—	—	—	—	—
Total Plus Fashion	—	0.9	0.4	1.5	2.8	0.2	0.4	—	—	0.6

Kids Fashion:
Justice	0.3	1.4	0.2	0.5	2.4	0.7	4.0	0.8	0.9	6.4
Total Kids Fashion	0.3	1.4	0.2	0.5	2.4	0.7	4.0	0.8	0.9	6.4

Total tangible assets impairment charges	$1.9	$5.4	$2.4	$3.6	$13.3	$1.8	$5.4	$1.5	$2.1	$10.8

	As of					As of
	October 24, 2015	January 23, 2016	April 23, 2016	July 30, 2016		October 25, 2014	January 24, 2015	April 25, 2015	July 25, 2015
Inventories:	(millions)					(millions)
Premium Fashion:
ANN (a)	$296.6	$212.5	$235.9	$198.6		$—	$—	$—	$—
Total Premium Fashion	296.6	212.5	235.9	198.6		—	—	—	—

Value Fashion:
maurices	129.8	103.5	105.2	102.0		114.7	90.5	104.3	103.8
dressbarn	107.1	84.3	116.4	86.8		103.7	86.7	119.7	93.3
Total Value Fashion	236.9	187.8	221.6	188.8		218.4	177.2	224.0	197.1

Plus Fashion:
Lane Bryant	151.5	128.3	151.1	125.8		144.4	125.0	147.0	126.5
Catherines	45.6	30.1	41.7	28.6		37.6	27.8	40.5	29.7
Total Plus Fashion	197.1	158.4	192.8	154.4		182.0	152.8	187.5	156.2

Kids Fashion:
Justice	158.6	101.2	88.9	107.5		225.6	147.8	132.1	136.0
Total Kids Fashion	158.6	101.2	88.9	107.5		225.6	147.8	132.1	136.0

Total Inventories	$889.2	$659.9	$739.2	$649.3		$626.0	$477.8	$543.6	$489.3

(a) The acquisition of ANN was consummated on August 21, 2015, and therefore, amounts for ANN are not included in the Fiscal 2015 amounts. The results of ANN for the post-acquisition period from August 22, 2015 through July 30, 2016 are included within the Company's consolidated results of operations for Fiscal 2016.